OLD MUTUAL ADVISOR FUNDS

Old Mutual Analytic Defensive Equity Fund

Old Mutual Analytic Global Defensive Equity Fund

Old Mutual Asset Allocation Balanced Portfolio

Old Mutual Asset Allocation Conservative Portfolio

Old Mutual Asset Allocation Growth Portfolio

Old Mutual Asset Allocation Moderate Growth Portfolio

Old Mutual Clay Finlay China Fund

Old Mutual Clay Finlay Emerging Markets Fund

Old Mutual Copper Rock Emerging Growth Fund

Old Mutual International Equity Fund

Supplement dated August 14, 2006

to the Class A and C Prospectus and Class Z and Institutional Class Prospectus of Old Mutual Analytic Defensive Equity Fund, dated May 26, 2006; the Class A and C Prospectus and Class Z and Institutional Class Prospectus of Old Mutual Analytic Global Defensive Equity Fund, dated May 30, 2006; the Class A and C Prospectus and Class Z and Institutional Class Prospectus of Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Growth Portfolio, and Old Mutual Asset Allocation Moderate Growth Portfolio, dated May 30, 2006, as supplemented July 14, 2006; the Class A and C Prospectus and Class Z and Institutional Class Prospectus of Old Mutual Clay Finlay China Fund, Old Mutual Clay Finlay Emerging Markets Fund, and Old Mutual International Equity Fund, dated December 28, 2005; the Class A and C Prospectus of Old Mutual Copper Rock Emerging Growth Fund, dated August 1, 2005, as supplemented October 5, 2005, December 2, 2005, December 19, 2005, and June 26, 2006; the Class Z Prospectus of Old Mutual Copper Rock Emerging Growth Fund, dated December 16, 2005, as supplemented June 26, 2006; and the Institutional Class Prospectus, dated August 1, 2005, as supplemented October 5, 2005, December 2, 2005, and June 26, 2006

This Supplement updates certain information contained in the currently effective Prospectuses of each of the Funds named above (the “Funds”). The Funds are series funds of Old Mutual Advisor Funds. You should retain your Prospectuses and all current supplements for future reference. You may obtain an additional copy of the Prospectuses, free of charge, by calling 1-888-744-5050 or via the Internet at www.oldmutualcapital.com.

On July 10, 2006, the Board of Trustees of SSgA Funds approved the closure of the SSgA Prime Money Market Fund, a series fund of SSgA Funds. Effective August 31, 2006, clients of certain broker-dealers and financial institutions that have entered into an agreement with Old Mutual Investment Partners, the Funds’ Distributor, to exchange Fund shares for shares of the SSgA Prime Money Market Fund will no longer be offered this privilege as it relates to the SSgA Prime Money Market Fund but instead will be offered this privilege as to shares of SSgA Money Market Fund, another series fund of SSgA Funds.

All references in the Prospectuses to SSgA Prime Money Market Fund are hereby changed to reference the SSgA Money Market Fund. To offset the administrative costs of establishing and maintaining accounts for Fund shareholders who exchange Fund shares for shares of SSgA Money Market Fund, State Street Global Markets, LLC, the distributor for the SSgA Money Market Fund, will pay Old Mutual Investment Partners a fee at the annual rate of 0.20% of the average daily net assets of shares of the SSgA Money Market Fund that represent exchanges from Fund shares.

Distributor: Old Mutual Investment Partners, Member NASD, SIPC.

D-06-501 08/2006

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